UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 28, 2004

GATX Corporation

(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	1-2328 (Commission File Number)	36-1124040 (IRS Employer Identification No.)

500 West Monroe Street Chicago, Illinois (Address of principal executive offices)	60661-3676 (Zip Code)

Registrant’s telephone number, including area code (312) 621-6200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

Attached as Exhibit 99.1 is a copy of a press release of GATX Corporation, dated October 28, 2004, reporting GATX Corporation’s financial results for the third quarter and year-to-date 2004. Unaudited financial statements and supplemental financial information for the third quarter and year-to-date are also included.

Item 7.01 Regulation FD Disclosure

On October 28, 2004 GATX Corporation held an investor conference and webcast to disclose financial results for the third quarter and year-to-date 2004. The transcript of the investor conference is attached as exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press Release of GATX Corporation, dated October 28, 2004, reporting GATX financial results for the third quarter and year-to-date 2004.

99.2	Transcript of conference call held on October 28, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GATX CORPORATION

(Registrant)

/s/ Brian Kenney

Brian A. Kenney President and Chief Financial Officer (Duly Authorized Officer)

Date: November 2, 2004

INDEX TO EXHIBITS

Exhibit No.		Method of Filing
99.1	Press Release of GATX Corporation, dated October 28, 2004 reporting GATX Corporation’s financial results for the third quarter and year-to-date 2004.	Filed Electronically

99.2	Transcript of conference call held on October 28, 2004.